UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 6, 2005

Impac Mortgage Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-14100	33-0675505
(Commission File Number)	(IRS Employer Identification No.)

1401 Dove Street, Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 6, 2005, KPMG LLP notified the Audit Committee of the Board of Directors of Impac Mortgage Holdings, Inc. (the “Company”) that KPMG LLP declined to stand for re-appointment as principal accountants, and such relationship will cease upon completion of the review of the Company’s interim financial statements as of June 30, 2005 and for the three- and six- month periods then ended and the filing by the Company of its Form 10-Q for the period ended June 30, 2005 with the Securities and Exchange Commission.

In connection with the audits of the two fiscal years ended December 31, 2004, and the subsequent interim period through June 6, 2005, there were: (1) no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except that, as previously disclosed by the Company in its Annual Report on Form 10-K/A for the year ended December 31, 2004, KPMG LLP advised that the Company did not maintain effective internal control over financial reporting as of December 31, 2004 because of the effect of the following material weaknesses identified in management’s assessment:

1)	The Company’s internal controls intended to ensure the proper accounting and reporting for certain complex transactions and financial reporting matters were not designed or operating effectively as of December 31, 2004. For these purposes, complex transactions and financial reporting matters include those relating to the transfer of financial assets, derivative financial instruments, state income tax exposure items, and the income tax effect of intercompany transfers of financial assets between taxable and non-taxable operating segments. Specifically, the Company did not employ an adequate number of personnel in its accounting and finance departments with appropriate skills and expertise to ensure that the accounting and reporting for certain complex transactions and financial reporting matters included in the Company’s financial statements were in accordance with U.S. generally accepted accounting principles. As a result of these ineffective controls, the Company incorrectly recorded gains on sales of mortgage servicing rights when the related mortgage loans were sold to its parent company, the REIT. These gains on sales of mortgage servicing rights should have been recorded as an adjustment to the carrying value of the retained mortgage loans and recognized as a yield adjustment over the remaining term of the loans. In addition, the Company did not identify certain loan purchase commitments as derivative financial instruments. Lastly, the Company did not prepare and maintain sufficient documentation of certain derivative financial instrument transactions to support hedge accounting. As a result, the Company did not reflect fluctuations in the estimated fair value of these derivative financial instruments in earnings in the period of change, as required by U.S. generally accepted accounting principles. The Company restated its financial statements in 2004 to correct these material errors in accounting for the years ended December 31, 2003, 2002 and 2001, and three months ended March 31, 2004 and 2003, the three and six months ended June 30, 2004 and 2003, and the three and nine months ended September 30, 2003.

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2)	The Company’s internal control over financial reporting intended to ensure adequate access and change control over end-user computing spreadsheets were not designed properly as of December 31, 2004. In addition, the information technology general controls related to access and program changes were deficient as of year end, resulting in a potential lack of reliability and integrity of the financial information which is used in these spreadsheets. As a result, although no actual misstatement was identified, there is a more than remote likelihood that financial statements and related footnote disclosures could be materially misstated. Specifically, there is the potential that an error could be reflected in the financial reporting and related disclosure of the allowance for loan losses, asset sales and securitizations and related yield adjustments on retained interests, and mortgage loan characteristics tables as a result of this material weakness in internal control over financial reporting.

The audit reports of KPMG LLP on the consolidated financial statements of Impac Mortgage Holdings, Inc. and subsidiaries as of and for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of KPMG LLP on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG LLP’s report indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2004 because of the effect of two material weaknesses on the achievement of the objectives of the control criteria and contains an explanatory paragraph that describes the material weaknesses consistent with above.

The Company provided KPMG LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that KPMG furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of the letter, dated June 10, 2005, from KPMG LLP is attached as Exhibit 16.1 to this Form 8-K.

Our Audit Committee is actively evaluating several candidates for a replacement independent registered public accounting firm for Impac Mortgage Holdings, Inc.

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Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

16.1	Letter of KPMG LLP to the Securities and Exchange Commission dated June 10, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

Date: June 10, 2005

	By:	/s/ Richard J. Johnson
	Name:	Richard J. Johnson
	Title:	Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit Number	Description
16.1	Letter of KPMG LLP to the Securities and Exchange Commission dated June 10, 2005.

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